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                                                                    EXHIBIT 99.1

                            CERTIFICATION OF OFFICERS
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, the undersigned certify that the foregoing Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant at the dates and for the periods indicated. No purchaser or seller of securities shall be entitled to rely on the foregoing statement for any purpose, and the undersigned expressly disclaim any obligation to update the foregoing statement except as required by law.

                                                      FIRST FEDERAL CAPITAL CORP


/s/ Jack C. Rusch                                                May 15, 2003
Jack C. Rusch
President and Chief Executive Officer
(duly authorized officer)


/s/ Michael W. Dosland                                           May 15, 2003
Michael W. Dosland
Senior Vice President and
Chief Financial Officer

/s/ Kenneth C. Osowski                                           May 15, 2003
Kenneth C. Osowski
Vice President and Controller



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